TIFF Investment Program

Supplement dated January 22, 2021

to the Statement of Additional Information dated April 29, 2020

This supplement provides new and additional information to the TIFF Investment Program (“TIP”) statement of additional information (“SAI”) dated April 29, 2020.

The following replaces similar information in the Policy Implementation and Risks section under the heading “Securities Lending” on page 21 of the SAI:

Securities Lending. Through its custodial bank and subject to guidelines, TIP is authorized to lend the securities held in TIFF Multi-Asset Fund (“MAF”). MAF may lend its portfolio securities with a value of up to one-third of its net assets (including the value of the collateral for the loans) to qualified brokers, dealers, banks and other financial institutions who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the fund. MAF may lend its portfolio securities only when the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder.

The lending agent may, on behalf of the fund, invest the cash collateral received in short-term money market instruments, including commercial paper, money market mutual funds, certificates of deposit, time deposits and other short-term bank obligations, and securities issued by the US Government. These investments may include mutual funds, with respect to which State Street and/or its affiliates provide investment management or advisory, trust, custody, transfer agency, shareholder servicing and/or other services for which they are compensated. Currently, the cash collateral is invested in a mutual fund managed by State Street.

Primary Risks. When lending portfolio securities, the securities lent may not be returned to a fund on a timely basis. Therefore, a fund may lose the opportunity to sell the securities at a desirable price. Such loans would also involve risks of delay in receiving additional collateral if the value of the collateral decreases below the value of the securities loaned or even the loss of rights to the collateral should the borrower of the securities fail financially. Additionally, if a borrower of securities files for bankruptcy or becomes insolvent, disposition of the securities may be delayed pending court action. A fund may also record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. A fund may, from time to time, pay negotiated fees in connection with the lending of securities. State Street serves as MAF’s securities lending agent. For these services, the lending agent receives a fee based on the income earned on a fund’s investment of cash received as collateral for the loaned securities, a portion of any loan premium paid by the borrower, and reimbursement of expenses advanced as a result of MAF’s securities lending activities, if any.

The following replaces similar information in the Additional Service Providers section under the heading “Administrator” on page 66 of the SAI:

Administrator. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111, serves as the custodian, administrator, securities lending agent and transfer agent. As custodian, State Street may employ sub-custodians outside the United States. In the role of securities lending agent, State Street administers the fund’s securities lending program pursuant to the terms of a Securities Lending Authorization Agreement entered into between TIP, on behalf of the fund, and State Street.

State Street, acting as securities lending agent, provides the following services to MAF in connection with the fund’s securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the fund; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the fund from borrowers; (vii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of TIP’s Securities Lending Authorization Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) maintaining such records as are reasonably necessary to account for loans that are made and the income derived therefrom; and (x) arranging for return of loaned securities to the fund in accordance with the terms of the Securities Lending Authorization Agreement.

State Street receives as compensation for its services a portion of the amount earned by MAF for lending securities.

Please keep this supplement for future reference.